Exhibit 10.5
SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT

Name:

Address:

     You (the “Participant”) have been granted an option to purchase Common Stock of the SuccessFactors, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of this Notice of Stock Option Grant (the “Notice”), the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), and the Stock Option Agreement (the “Option Agreement”) attached hereto, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share

Total Number of Shares

Total Exercise Price

Type of Option	Non-Qualified Stock Option

Incentive Stock Option

Expiration Date

Post-Termination Exercise Period:	Termination for Cause = None Voluntary Termination = 3 Months Termination without Cause = 3 Months Disability = 12 Months Death = 12 Months
Vesting Schedule:
     Subject to the limitations set forth in this Notice, the Plan and the Option Agreement, the Option will vest and may be exercised, in whole or in part, in accordance with the following schedule:
     [INSERT VESTING SCHEDULE]
     You acknowledge receipt of a copy of the Plan and the Option Agreement, and represent that you are familiar with the terms and provisions thereof, and hereby accept the Option subject to all of the terms and provisions hereof. You understand that your employment or consulting relationship, or service with the Company is for an unspecified duration and can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Stock Option Agreement or the Plan changes the at-will nature of that relationship. You acknowledge that the vesting of shares pursuant to this Notice is earned only by your continuing service as an Employee or Consultant of the Company. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

PARTICIPANT:	SUCCESSFACTORS, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK OPTION AGREEMENT
     Unless otherwise defined herein, the terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same defined meanings in this Option Agreement (the “Agreement”).
     Participant has been granted an option to purchase shares of Common Stock (the “Option”), subject to the terms and conditions of the Plan, the Notice of Stock Option Grant (the “Notice of Grant”) and this Agreement.
     1. VESTING RIGHTS. Subject to the applicable provisions of the Plan and this Agreement, this Option may be exercised, in whole or in part, in accordance with the schedule set forth in the Notice of Grant.
     2. TERMINATION PERIOD.
          (a) General Rule. Except as provided below, and subject to the Plan, this Option may be exercised for 3 months after termination of Participant’s employment with the Company. In no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.
          (b) Death; Disability. Upon the termination of Participant’s employment with the Company by reason of his or her Disability or death, or if a Participant dies within thirty (30) days of the Termination Date, this Option may be exercised for twelve months in the case of death, and twelve months in the case of Disability, after the Termination Date, provided that in no event shall this Option be exercised later than the Term/Expiration Date set forth in the Notice of Grant.
          (c) Cause. Upon the termination of Participant’s employment by the Company for Cause, the Option shall expire on such date of Participant’s Termination Date.
     3. GRANT OF OPTION. The Participant named in the Notice of Grant has been granted an Option for the number of Shares set forth in the Notice of Grant at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”). In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail.
          If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non-Qualified Stock Option (“NQSO”).
     4. EXERCISE OF OPTION.
          (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set forth in the Notice of Grant and the applicable provisions of the Plan and this Agreement. In the event of Participant’s death, Disability, Termination for Cause or other Termination, the exercisability of the Option is governed by the applicable provisions of the Plan, the Notice of Grant and this Agreement.
          (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the

Plan. The Exercise Notice shall be delivered in person, by mail, via electronic mail or facsimile or by other authorized method to the Secretary of the Company or other person designated by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.
          (c) No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Participant on the date the Option is exercised with respect to such Exercised Shares.
     5. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Participant:
          (a) cash; or
          (b) check; or
          (c) a “broker-assisted” or “same day sale” pursuant to Regulation T of the Federal Reserve Board; or
          (d) any other method authorized by the Company and permitted under applicable law.
     6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution or court order and may be exercised during the lifetime of Participant only by the Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.
     7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Notice of Grant, the Plan and the terms of this Agreement.
     8. U.S. TAX CONSEQUENCES. For Participants subject to U.S. income tax, some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. All other Participants should consult a tax advisor for tax consequences relating to this Option in their respective jurisdiction. THIS SUMMARY IS NECESSARILY COMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
          (a) Exercising the Option.
               (i) Non-Qualified Stock Option. The Participant may incur regular federal income tax liability upon exercise of a NQSO. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Participant is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Participant and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.
               (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Participant will have no regular federal income tax liability upon its exercise, although the excess, if any,

of the aggregate Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Participant to alternative minimum tax in the year of exercise.
          (b) Disposition of Shares.
               (i) Non-Qualified Stock Option. If the Participant holds NQSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.
               (ii) Incentive Stock Option. If the Participant holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Participant disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price.
          (c) Notice of Disqualifying Disposition of ISO Shares. If the Participant sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Participant.
          (d) Possible Effect of Section 409A of the Code. Section 409A of the Code applies to arrangements that provide for the deferral of compensation. Generally, a stock option granted with an exercise price per share of not less than the “fair market value” (determined in a manner consistent with Section 409A of the Code and the regulations and other guidance promulgated thereunder) per share on the date of grant of the stock option and with no other feature providing for the deferral of compensation will not be subject to Section 409A of the Code. However, if the exercise price of the stock option is less than such “fair market value” or the stock option has another feature for the deferral of compensation, then if the stock option is not administered within the parameters established under Section 409A the optionholder will be subject to additional taxes. Also, the amount deemed to be deferred compensation under Section 409A of the Code will be subject to ordinary income and employment taxes (in this respect the IRS has not yet indicated how it will calculate the amount of deferred compensation subject to tax and the timing and frequency of taxation, but it seems likely that the income will be measured and taxes imposed at least on the vesting dates of the stock option). If Section 409A of the Code does apply to this Option, then special rules apply to the timing of making and effecting certain amendments of this Option with respect to distribution of any deferred compensation.
     9. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan, the Notice of Grant, and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.
     10. NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.

     By your signature and the signature of the Company’s representative on the Notice of Grant, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan, the Notice of Grant, and this Agreement. Participant has reviewed the Plan, the Notice of Grant, and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing the Notice of Grant, and fully understands all provisions of the Plan, the Notice of Grant, and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant, and the Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated on the Notice of Grant.

No.
SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK OPTION EXERCISE AGREEMENT
     This Stock Option Exercise Agreement (the “Exercise Agreement”) is made and entered into as of _____________, ___ (the “Effective Date”) by and between SuccessFactors, Inc., a Delaware corporation (the “Company”), and the purchaser named below (the “Purchaser”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan (the “Plan”).

Purchaser:

Social Security Number:

Address:

Total Number of Shares:

Exercise Price Per Share:

Type of Stock Option

(Check one):	☐ Incentive Stock Option
☐ Non-Qualified Stock Option
     1. EXERCISE OF OPTION.
          1.1 Exercise. Pursuant to exercise of that certain option (the “Option”) granted to Purchaser under the Plan and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the “Shares”) of the Company’s Common Stock, at the Exercise Price Per Share set forth above (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.
          1.2 Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:

          Purchaser desires to take title to the Shares as follows:

☐	Individual, as separate property

☐	Husband and wife, as community property

☐	Joint Tenants

☐	Other; please specify:
           1.3 Payment. Purchaser hereby delivers payment of the Exercise Price in the manner permitted in the Stock Option Agreement as follows (check and complete as appropriate):

☐	in cash (by check) in the amount of $ , receipt of which is acknowledged by the Company;

☐	by delivery of fully-paid, nonassessable and vested sharesof the Common Stock of the Company owned by Purchaser which have been paid for within the meaning of SEC Rule 144, (if purchased by use of a promissory note, such note has been fully paid with respect to such vested shares), or obtained by Purchaser in the open public market, and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $ per share;

☐	through a “broker-assisted” or “same day sale” program, commitment from the Purchaser or Authorized Transferee and an FINRA Dealer meeting the requirements set forth by the Company; or

☐	through a “margin” commitment from Purchaser or Authorized Transferee and an FINRA Dealer meeting the requirements of the Company’s “margin” procedures and in accordance with law.
     2. DELIVERY.
          2.1 Deliveries by Purchaser. Purchaser hereby delivers to the Company (i) this Exercise Agreement and (ii) the Exercise Price and payment or other provision for any applicable tax obligations.
          2.2 Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section 2.1, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser.
     3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:
          3.1 Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax adviser prior to such exercise or disposition.
          3.2 Access to Information. Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

          3.3 Understanding of Risks. Purchaser has received and reviewed the Form S-8 prospectus for the Plan and Shares and is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the qualifications and backgrounds of the management of the Company; and (iv) the tax consequences of investment in the Shares. Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect Purchaser’s own interests in this transaction and is financially capable of bearing a total loss of this investment.
     4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.
     5. RESTRICTED SECURITIES.
          5.1 No Transfer Unless Registered or Exempt. Purchaser understands that Purchaser may not transfer any Shares except when such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares, and may withdraw any such registration statement at any time after filing. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.
          5.2 SEC Rule 144. If Purchaser is an “affiliate” for purposes of Rule 144 promulgated under the Securities Act, then in addition, Purchaser has been advised that Rule 144 requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.
     6. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.
     7. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          7.1 Legends. Purchaser understands and agrees that the Company will place any legends that may be required by state or U.S. securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between Purchaser and the Company or, subject to the assent of the Company, any agreement between Purchaser and any third party.
          7.2 Stop-Transfer Instructions. Purchaser agrees that, to ensure compliance with any restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          7.3 Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.
     8. TAX CONSEQUENCES. PURCHASER UNDERSTANDS AND REPRESENTS: (i) THAT PURCHASER HAS REVIEWED THE PROSPECTUS PREPARED FOR THE PLAN AND

CONSULTED PURCHASER’S PERSONAL TAX ADVISER IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. SET FORTH BELOW IS A BRIEF SUMMARY AS OF THE DATE THE PLAN WAS ADOPTED BY THE BOARD OF SOME OF THE U.S. FEDERAL TAX CONSEQUENCES OF EXERCISE OF THE OPTION AND DISPOSITION OF THE SHARES. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PURCHASER SHOULD CONSULT THE PROSPECTUS AND PURCHASER’S PERSONAL TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.
          8.1 Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. federal alternative minimum tax purposes and may subject Purchaser to the alternative minimum tax in the year of exercise.
          8.2 Exercise of Non-Qualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. federal income tax liability upon the exercise of the Option. Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Purchaser is or was an employee of the Company, the Company may be required to withhold from Purchaser’s compensation or collect from Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.
          8.3 Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.
               (a) Non-Qualified Stock Option. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.
               (b) Incentive Stock Option. If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. federal income tax purposes. If Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.
               (c) Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.
     9. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and U.S. federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
     10. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement. No other party to this Exercise Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Exercise Agreement, except with the prior written consent of the Company. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this

Exercise Agreement will be binding upon Purchaser and Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.
     11. GOVERNING LAW. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to that body of laws pertaining to conflict of laws.
     12. NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Exercise Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Exercise Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) one (1) business day after deposit with an express overnight courier for United States deliveries, or two (2) business days after such deposit for deliveries outside of the United States, with proof of delivery from the courier requested; or (iii) three (3) business days after deposit in the United States mail by certified mail (return receipt requested) for United States deliveries. All notices for delivery outside the United States will be sent by express courier. All notices not delivered personally will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address set forth below the signature lines of this Exercise Agreement, or at such other address as such other party may designate by one of the indicated means of notice herein to the other parties hereto. Notices to the Company will be marked “Attention: Stock Plan Administration.”
     13. FURTHER ASSURANCES. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.
     14. TITLES AND HEADINGS. The titles, captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. Unless otherwise specifically stated, all references herein to “sections” will mean “sections” to this Exercise Agreement.
     15. ENTIRE AGREEMENT. The Plan, the Notice, the Stock Option Agreement and this Exercise Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.
     16. COUNTERPARTS. This Exercise Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.
     17. SEVERABILITY. If any provision of this Exercise Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Exercise Agreement and the remainder of this Exercise Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Exercise Agreement. Notwithstanding the forgoing, if the value of this Exercise Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

     IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in triplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement as of the Effective Date, indicated above.

SUCCESSFACTORS, INC.	PURCHASER

By:

(Signature)

(Please print name)	(Please print name)

(Please print title)

Address:	Address:

Fax No.:	Fax No.:

Phone No.:	Phone No.:

[Signature page to SuccessFactors, Inc. Stock Option Exercise Agreement]

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD GRANT
GRANT NUMBER:
     You have been granted an award of restricted shares of Common Stock (the “Restricted Stock Award”) of SuccessFactors, Inc. (the “Company”) under the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), on the following terms:

Name of Grantee:

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:	$

Total Fair Market Value of Award:	$

Purchase Price per Restricted Share:	$

Total Purchase Price for all Restricted Shares:	$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule: [Subject to your continued service as an employee, director or consultant of the Company, .]
     By your signature and the signature of the Company’s representative below, you and the Company agree that the Restricted Stock Award is governed by the terms and conditions of the Plan and the Restricted Stock Purchase Agreement (together with this notice, the “Restricted Stock Purchase Agreement”), which is attached hereto. If the Restricted Stock Purchase Agreement is not executed by you within thirty (30) days of the Date of Grant above, then this grant shall be void.

GRANTEE:	SUCCESSFACTORS, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK PURCHASE AGREEMENT
     THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made as of                                         , ___by and between SuccessFactors, Inc., a Delaware corporation (the “Company”), and                                         (“Participant”) pursuant to the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan.
     1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Participant, and Participant agrees to purchase from the Company the number of Shares shown on the Notice of Restricted Stock Award Grant at a purchase price of $                     per Share. The per Share purchase price of the Shares shall be not less than the par value of the Shares as of the date of the offer of such Shares to the Participant. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.
     2. TIME AND PLACE OF PURCHASE. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Participant shall agree (the “Purchase Date”). On the Purchase Date, the Company will issue in Participant’s name a stock certificate representing the Shares to be purchased by Participant against payment of the purchase price therefor by Participant by (a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Participant, (c) Participant’s personal services that the Committee has determined have already been rendered to the Company and have a value not less than aggregate par value of the Shares to be issued Participant, or (d) a combination of the foregoing.
     3. RESTRICTIONS ON RESALE. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing Service to the Company or a Subsidiary of the Company.
          3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” shall mean an occurrence of one of:
(i) termination of Participant’s service, whether voluntary or involuntary and with or without cause;
(ii) resignation, retirement or death of Participant; or
(iii) any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

1

Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase the Shares of Participant at a price equal to the Price (the “Repurchase Right”). The Repurchase Right shall lapse in accordance with the vesting schedule set forth in the Notice of Restricted Stock Award Grant. For purposes of this Agreement, “Unvested Shares” means Stock pursuant to which the Company’s Repurchase Right has not lapsed.
          3.2 Exercise of Repurchase Right. Unless the Company provides written notice to Participant within 90 days from Participant’s Termination Date that the Company does not intend to exercise its Repurchase Right with respect to some or all of the Unvested Shares, the Repurchase Right shall be deemed automatically exercised by the Company as of the 90th day following such termination, provided that the Company may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by the Company pursuant to the preceding sentence that the Company does not intend to exercise its Repurchase Right as to some or all of the Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of the Company’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant. The Company, at its choice, may satisfy its payment obligation to Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to Participant in the amount of the purchase price for the Unvested Shares being repurchased, or (B) in the event Participant is indebted to the Company, canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for the Unvested Shares being repurchased, such cancellation of indebtedness shall be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless the Company otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, the Company shall become the legal and beneficial owner of the Unvested Shares being repurchased and shall have all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Unvested Shares being repurchased by the Company, without further action by Participant.
          3.3 Acceptance of Restrictions. Acceptance of the Shares shall constitute Participant’s agreement to such restrictions and the legending of his or her certificates with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.
          3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between the Company and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of the Company. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of the Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, the Company may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event the Company consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by the Company hereunder where the Shares or interest are held by a transferee, the transferee shall be obligated, if requested by the Company, to transfer the Shares or interest to the Participant for consideration equal to the amount to be paid by the Company hereunder. In the event the Repurchase Right is deemed exercised by the Company, the Company may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by the Company, and payment of the purchase price by the Company to such

2

transferee shall be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy the Company’s obligation to pay Participant for such Shares or interest.
          3.5 Assignment. The Repurchase Right may be assigned by the Company in whole or in part to any persons or organization.
     4. RESTRICTIVE LEGENDS AND STOP TRANSFER ORDERS.
          4.1 Legends. The certificate or certificates representing the Shares shall bear the following legend (as well as any legends required by applicable state and federal corporate and securities laws):
THE SHARE REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.
          4.2 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
          4.3 Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
     5. NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary, to terminate Participant’s employment, for any reason, with or without cause.
     6. MISCELLANEOUS.
          6.1 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.
          6.2 The Plan and Other Agreements; Enforcement of Rights. The text of the Plan and the Notice of Restricted Stock Award Grant to which this Agreement is attached are incorporated into this Agreement by reference. This Agreement, the Plan and the Notice of Restricted Stock Award Grant to which this Agreement is attached constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Restricted Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.
          6.3 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision,

3

then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.
          6.4 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.
          6.5 Notices. Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.
          6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.
          6.7 Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of., and be enforceable by, the Company’s successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.
          6.8 U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. In the absence of an Election (defined below) the Company shall withhold a number of vesting Shares with a fair market value (determined on the date of their vesting) equal to the amount the Company is required to withhold for income and employment taxes. If Participant makes an Election, then Participant must, prior to making the Election, pay in cash (or check) to the Company an amount equal to the amount the Company is required to withhold for income and employment taxes.
     7. SECTION 83(B) ELECTION. Participant hereby acknowledges that he or she has been informed that, with respect to the purchase of the Shares, an election may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the Shares and their Fair Market Value on the date of purchase (the “Election”). Making the Election will result in recognition of taxable income to the Participant on the date of purchase, measured by the excess, if any, of the Fair Market Value of the Shares over the purchase price for the Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Right lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election.
     PARTICIPANT ACKNOWLEDGES THAT IT IS SOLELY PARTICIPANT’S RESPONSIBILITY, AND NOT THE COMPANY’S RESPONSIBILITY, TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY, OR ITS REPRESENTATIVE, TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

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     The parties have executed this Agreement as of the date first set forth above.

PARTICIPANT:	SUCCESSFACTORS, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

1

RECEIPT
     SUCCESSFACTORS, INC. hereby acknowledges receipt of (check as applicable):

☐	A check in the amount of $

☐	The cancellation of indebtedness in the amount of $

given by as consideration for Certificate No. - for shares of Common Stock of SUCCESSFACTORS, INC.
Dated:

SUCCESSFACTORS, INC.

By:

Its:

RECEIPT AND CONSENT
     The undersigned Participant hereby acknowledges receipt of a photocopy of Certificate No. -                     for                                         shares of Common Stock of SuccessFactors, Inc. (the “Company”).
     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement that Participant has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned’s name. To facilitate any transfer of Shares to the Company pursuant to the Restricted Stock Purchase Agreement, Participant has executed the attached Stock Power and Assignment Separate from Stock Certificate.
Dated:                                         , 20
Signature:
Please Print Name:

STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE
     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement dated as of                                         ,      , (the “Agreement”), the undersigned Participant hereby sells, assigns and transfers unto [COMPLETE FOLLOWING AT TIME OF REACQUISITION]                                         ,                                         shares of the Common Stock $     , par value per share, of SuccessFactors, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).       [COMPLETE AT TIME OF REACQUISITION] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.
Dated:                                         ,

PARTICIPANT

(Signature)

(Please Print Name)
     Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this document is to enable the Company and/or its assignee(s) to acquire the shares upon exercise of its “Repurchase Right” set forth in the Agreement without requiring additional action by the Participant.

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK UNIT GRANT
GRANT NUMBER:
     The terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same meanings in this Notice of Restricted Stock Unit Grant (the “Notice of Grant”).

Name:

Address:

     You (the “Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Restricted Stock Unit Agreement (hereinafter, the “RSU Agreement”) to the Plan (available in hard copy by request), as follows:

Number of RSUs:

Date of Grant:

First Vesting Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date

Vesting Schedule: The RSUs will vest as follows: [Subject to your continued service as an employee, director or consultant of the Company, .]
     Participant understands that his or her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is earned only by continuing service as an employee, director or consultant of the Company. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the RSU Agreement and the Plan.

PARTICIPANT:	SUCCESSFACTORS, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
     Unless otherwise defined herein, the terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same defined meanings in this Restricted Stock Unit Agreement (the “Agreement”).
     Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (the “Notice of Grant”) and this Agreement.
     1. SETTLEMENT. Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Settlement of RSUs shall be in Shares.
     2. STOCKHOLDER RIGHTS. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.
     3. DIVIDEND EQUIVALENTS. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.
     4. NON-TRANSFERABLE. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
     5. TERMINATION. If Participant’s service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
     6. ACKNOWLEDGEMENT. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
     7. TAX CONSEQUENCES. Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Before any Shares subject to this Agreement are issued the Company shall withhold a number of Shares with a fair market value (determined on the date the Shares are issued) equal to the minimum amount the Company is required to withhold for income and employment taxes. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, a RSU is considered a deferral of compensation that is subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. You should consult your personal tax advisor for more information on the actual and potential tax consequences of this RSU.

     8. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
     9. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
     10. GOVERNING LAW; SEVERABILITY. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
     11. NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s employment, for any reason, with or without cause.
          By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF STOCK BONUS AWARD GRANT
GRANT NUMBER:
     The terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same meanings in this Notice of Stock Bonus Award Grant (the “Notice of Grant”).

Name:

Address:

     You (the “Participant”) have been granted an award of Shares, subject to the terms and conditions of the Plan and the attached Stock Bonus Agreement to the Plan (available in hard copy by request), as follows:

Number of Shares:

Date of Grant:

First Vesting Date:

Expiration Date:	The date on which all the Shares granted hereunder become vested, with earlier expiration upon the Termination Date

[Vesting Schedule:	The Shares will vest as follows: Subject to your continued service as an employee, director or consultant of the Company, on _____________________.]
Participant understands that his or her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice of Grant, the Stock Bonus Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the Stock Bonus Award pursuant to this Notice of Grant is earned only by continuing service as an employee, director or consultant of the Company. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the Stock Bonus Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Stock Bonus Agreement and the Plan.

PARTICIPANT:	SUCCESSFACTORS, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK BONUS AGREEMENT
     Unless otherwise defined herein, the terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same defined meanings in this Stock Bonus Agreement (the “Agreement”).
     Participant has been granted a Stock Bonus Award (“Stock Bonus Award”) subject to the terms, restrictions and conditions of the Plan, the Notice of Stock Bonus Award Grant (the “Notice of Grant”) and this Agreement.
     1. SETTLEMENT. Stock Bonus Awards shall be settled in Shares and the Company’s transfer agent shall record ownership of such Shares in Participant’s name as soon as reasonably practicable.
     2. STOCKHOLDER RIGHTS. Participant shall have no right to dividends or to vote such Shares other than as provided under an applicable section of the Plan and applicable law.
     3. NON-TRANSFERABLE. Unvested Shares, and unvested Stock Bonus Awards, and any interest in either shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of by Participant or any person whose interest derives from Participant’s interest. “Unvested Shares” are Shares that have not yet vested pursuant to the terms of the vesting schedule set forth in the Notice of Grant.
     4. TERMINATION. If Participant’s continuous employment with the Company or any of its subsidiaries shall terminate for any reason, all Unvested Shares shall be forfeited to the Company forthwith, and all rights of Participant to such Unvested Shares shall immediately terminate. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
     5. ACKNOWLEDGEMENT. The Company and Participant agree that the Stock Bonus Award is granted under and governed by the Notice of Grant, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Stock Bonus Award subject to all of the terms and conditions set forth herein and those set forth in the Plan, this Agreement and the Notice of Grant.
     6. TAX CONSEQUENCES. Participant acknowledges that there will be tax consequences upon vesting of the Stock Bonus Awards or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such vesting or disposition. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. Before any shares subject to this Agreement are issued, the Participant must provide funds to the Company equal to the amount of the Company’s tax withholding obligations(s). Information on possible arrangements can be obtained from the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement.
     7. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

     8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
     9. GOVERNING LAW; SEVERABILITY. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
     10. NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.
     By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this Stock Bonus Award is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
NOTICE OF STOCK APPRECIATION RIGHT GRANT
GRANT NUMBER:
     The terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same meanings in this Notice of Stock Appreciation Right Grant (the “Notice of Grant”).

Name:

Address:

     You (the “Participant”) have been granted an award of Stock Appreciation Rights (“SARs”), subject to the terms and conditions of the Plan and the attached Stock Appreciation Right Agreement (hereinafter, the “SAR Agreement”) to the Plan (available in hard copy by request), as follows:

Number of SARs:

Maximum Number of Shares Issuable:

Date of Grant:

Fair Market Value of a Share on Date of Grant:

First Vesting Date:

Expiration Date:	The date on which settlement of all SARs granted hereunder occurs, with earlier expiration upon the Termination Date

[Vesting Schedule: The SARs will vest as follows: ______________________, subject to your continued service as an employee, director or consultant of the Company.]
     Participant understands that his or her employment or consulting relationship with the Company is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice of Grant, the SAR Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the SARs pursuant to this Notice of Grant is earned only by continuing service as an employee, director or consultant of the Company. Participant also understands that this Notice of Grant is subject to the terms and conditions of both the SAR Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the SAR Agreement and the Plan.

PARTICIPANT:	SUCCESSFACTORS, INC.

Signature:	By:

Print Name:	Its:

Date:	Date:

SUCCESSFACTORS, INC.
2007 EQUITY INCENTIVE PLAN
STOCK APPRECIATION RIGHT AGREEMENT
     Unless otherwise defined herein, the terms defined in the SuccessFactors, Inc. 2007 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same defined meanings in this Stock Appreciation Right Agreement (the “Agreement”).
     Participant has been granted Stock Appreciation Rights (“SARs”) subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Right Grant (the “Notice of Grant”) and this Agreement.
     1. SETTLEMENT. Settlement of SARs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Settlement of SARs shall be in Shares, except no fractional shares will be issued in settlement of SARs. Any amounts attributable to a fractional share will be cumulated with other fractional shares under this Agreement until settlement in a whole share can occur, except that in the absolute discretion of the Company, settlement of a fractional share can be made in cash.
     2. STOCKHOLDER RIGHTS. Unless and until such time as Shares are issued in settlement of SARs, Participant shall have no ownership of the Shares allocated to the SARs and shall have no right to vote such Shares, subject to the terms, conditions and restrictions described in the Plan and herein.
     3. DIVIDEND EQUIVALENTS. Dividends, if any (whether in cash or Shares), shall not be credited to Participant prior to issuance of the Shares to which such dividends relate.
     4. NON-TRANSFERABLE. The SARs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.
     5. TERMINATION. Effective on Participant’s Termination Date all unvested SARs shall be forfeit, and all rights of Participant to such SARs shall immediately terminate. Vested SARs shall be treated in accordance with Section 5 of the Plan regarding exercisability of vested options. In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.
     6. ACKNOWLEDGEMENT. The Company and Participant agree that the SARs are granted under and governed by the Notice of Grant, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the SARs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.
     7. TAX CONSEQUENCES. Participant acknowledges that there will be tax consequences upon settlement of the SARs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser prior to such settlement or disposition. Applicable withholding taxes shall be satisfied by the Company by withholding the applicable number of Shares otherwise deliverable upon settlement of the SAR in accordance with rules and procedures established by the Committee. There is no tax event upon granting of a SAR. Upon settlement of the SAR, Participant will include in income the fair market value of the Shares issuable in accordance with settlement of the SAR. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held longer than one year from the date of settlement.

     8. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.
     9. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.
     10. GOVERNING LAW; SEVERABILITY. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.
     11. NO RIGHTS AS EMPLOYEE, DIRECTOR OR CONSULTANT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser’s employment, for any reason, with or without cause.
          By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.